Acquisitions and Discontinued Operations Acquisitions, Investments, Dispositions and Divestitures - Assets Liabilities Held for Sale (Details) - Social and Mobile Games [Member] - Discontinued Operations, Held-for-sale [Member]
$ in Millions
Dec. 31, 2015 USD ($)
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Cash, cash equivalents, and restricted cash	$ 112
Receivables, prepayments, and other current assets	64
Property and equipment, net	14
Goodwill and other intangible assets	133
Deferred taxes, deferred charges, and other long-term assets	41
Total assets held for sale	364
Accounts payable	17
Accrued expenses and other current liabilities	40
Deferred taxes, deferred credits, and other long-term liabilities	9
Total liabilities held for sale	$ 66